UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
Form 8-K
Current Report
______________

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 26, 2016
Date of Report (Date of earliest event reported)

BB&T Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 1-10853
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North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)
(336) 733-2000
(Registrant's telephone number, including area code)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting

On April 26, 2016, BB&T Corporation, a North Carolina corporation (the “Corporation” or “BB&T”), held its 2016 Annual Meeting of shareholders (the “Annual Meeting”) in Winston-Salem, North Carolina. A total of 672,485,954 of the Corporation’s shares of Common Stock were present or represented by proxy at the meeting. This represented approximately 86% of the Corporation’s 780,470,501 shares of Common Stock that were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, BB&T shareholders voted on three proposals and cast their votes as described below. The proposals are described in BB&T’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 16, 2016.

Proposal 1: Election of Directors

Each of the individuals named below was elected to serve as a director of the Corporation for a one-year term expiring at the 2017 Annual Meeting of Shareholders:

Name	Votes FOR	Votes AGAINST	ABSTENTIONS
Jennifer S. Banner	565,315,199	7,879,059	1,925,372
K. David Boyer, Jr.	566,836,272	6,263,299	2,017,830
Anna R. Cablik	542,947,436	27,723,539	4,448,655
James A. Faulkner	560,383,259	12,613,786	2,122,585
I. Patricia Henry	565,907,113	7,114,708	2,097,809
Eric C. Kendrick	542,077,606	28,529,768	4,512,256
Kelly S. King	554,549,276	17,751,518	2,818,836
Louis B. Lynn, Ph.D.	546,263,085	24,393,537	4,463,008
Edward C. Milligan	565,081,701	8,072,714	1,964,969
Charles A. Patton	567,201,640	5,850,589	2,059,319
Nido R. Qubein	504,646,999	66,683,542	3,781,007
William J. Reuter	565,316,744	7,691,226	2,111,660
Tollie W. Rich, Jr.	565,324,779	7,720,000	2,066,769
Christine Sears	566,770,726	6,451,562	1,889,260
Thomas E. Skains	567,183,134	5,910,559	2,016,452
Thomas N. Thompson	544,297,954	26,372,389	4,441,205
Edwin H. Welch, Ph.D.	545,416,026	25,118,274	4,577,248
Stephen T. Williams	561,329,645	11,667,673	2,114,229

There were 97,366,610 broker non-votes for each director on this proposal.

Proposal 2: Ratification of Auditors

Shareholders ratified the reappointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2016.

Votes FOR	Votes AGAINST	Abstentions
658,087,576	13,228,958	1,168,597

There were no broker non-votes for this proposal.

Proposal 3: Advisory Vote Regarding BB&T’s Executive Compensation Program

Shareholders approved BB&T’s executive compensation program, as described in the Corporation’s annual proxy statement.

Votes FOR	Votes AGAINST	Abstentions
311,220,573	258,789,162	5,100,992

There were 97,366,610 broker non-votes for this proposal.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell

Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: April 29, 2016